Exhibit 10.9

TRANSLATION OF LEASE FROM CHINESE TO ENGLISH

1.	Rental Property Address: Room IA, 10th Floor, Silk International Building, 108 Wai Yip Street, Kwun Tong, Kowloon (hereinafter referred to as “Property”)

-	Lease Term: Two years, the first year is a rigid contract, the second year is a flexible contract; from January 1, 2023 to December 31, 2024.

-	Rent: HKD 30,000 per month. The landlord bears the cost of rates, ground rent, and property tax.

-	Deposit: HKD 60,000. Note: This lease replaces the deposit receipt

-	Water and Electricity Deposit: New.

-	Water Charge per Unit: Not applicable.

-	Electricity Charge per Unit: Not applicable.

-	Equipment Supply: Existing equipment includes air conditioning, furniture, and decoration.

-	Delivery of Property Key: Total 1 key. Note: The tenant must return all keys to the landlord when moving out. If lost, it must be replaced.

-	Stamp Duty: Paid equally by the tenant and the landlord.

-	Usage: Commercial.

2.	The tenant must pay the rent and utility bills on the first day of each month. If the tenant fails to pay the rent and utility bills for more than six days or continuously delays payment, the landlord can terminate the lease and take back the property. The tenant bears all additional expenses (including all government and legal expenses) and losses arising therefrom.

3.	The property is only allowed for the tenant’s use and cannot be sublet, transferred, or partially sublet or transferred to others.

4.	If the tenant wants to terminate the lease, they must give one month’s written notice in advance, otherwise, the rent will be calculated based on the original one-year lease term.

5.	The tenant must not change the use of the property, must not store prohibited items in the unit, and must not commit any acts that violate Hong Kong laws.

6.	The tenant must not occupy or store furniture, goods, and miscellaneous items in any public area of the property.

7.	The tenant must not disturb the neighbors’ peace or keep pets. If other households complain and persuasion is ineffective, the landlord has the right to terminate the contract.

8.	The tenant has inspected all the facilities of the property and they are in good condition, including water and electricity, doors and windows, sinks, toilets, water tanks, and drains. The tenant is responsible for the maintenance of indoor facilities during the lease term, and the landlord is only responsible for the maintenance of public facilities and exterior walls.

9.	The landlord is responsible for paying the monthly management miscellaneous fees.

10.	Without the landlord’s consent, the tenant must not make any changes, renovations, or additions to the property, otherwise, the tenant needs to compensate for the loss. After the landlord’s consent, additions such as partition walls, window grilles, and electrical appliances cannot be removed when moving out, and the original completeness must be maintained.

11.	The tenant must not refuse the landlord to inspect the condition of the building or carry out any repair work at an appropriate time.

12.	Except for the landlord’s belongings, the tenant must clear all miscellaneous items and return all keys when moving out. If they do not move out or return the keys within three days, it will be considered as abandonment, and the landlord has the right to treat it as waste for cleaning (the cleaning fee is borne by the tenant).

13.	The tenant must take full responsibility for the safe use of the leased unit (including electricity, air conditioning, cooking stove), and the landlord does not bear any responsibility.

14.	The tenant must insure themselves against wind, water, fire, theft, and accidents, and cannot request the landlord to make any compensation for their property loss.

15.	During the lease term, if the property is unable to be lived in by the tenant due to fire, dangerous buildings, and all non-man-made disasters, the lease will automatically terminate and become invalid, and the tenant must move out unconditionally. Apart from returning the deposit without interest, the landlord does not need to make any compensation.

16.	If the property is acquired or rebuilt or demolished by the government or a developer, the landlord will notify the tenant two months in advance and compensate one month’s rent. If the tenant does not move out at that time, the landlord has the right to treat the items in the property as garbage for cleaning, and there can be no objections.

17.	This lease is in two copies, one for the landlord and one for the tenant for safekeeping.

18.	Both parties agree to establish and fulfill the above contract on January 1, 2023.

標 準 租 約

業主/出租人 ： 紫荊集團(中國)有限公司 (商業登記証號碼：59529520)

電話號碼 ： 2267 8899

租客/承租人 ： 香港大同元宇宙有限公司 (商業登記証號碼：72844335)

電話號碼 ： 6176 2348

1) 出租物業地址 **九龍觀塘偉業街108號絲寶國際大廈10樓1A室** (下稱"物業")

租期 **兩年**，首年梗約，次年生約；由 **2023年1月1日** 至 **2024年12月31日**。（包括首尾兩天）

租金 每月港幣 **30,000** 元正。出租人負擔差餉、地租、地稅費用。

按金 港幣 **60,000** 元正。注：本租約代替按金收據。

水電按金 無。

水費每度 不適用。

電費每度 不適用。

設備供應 **現有設備包括冷氣、傢俱及裝修。**

交付物業匙 共 **1** 條。注：承租人遷出時必須全部交回業主，如有遺失須照樣配妥。

釐印費 由承租人及出租人平均支付。

用途 商業。

2) 承租人必須在每月租期第一天繳交租金及水電費用。如承租人超過六天仍未繳交租金及水電費或持續地延遲繳交費用，出租人可終止租賃並收回物業，由此而產生的額外開支(包括所有政府及法律費用支出)和損失均由承租人承擔。

3) 物業只准許承租人使用，不得分租、轉租或部份分租或部份轉租予他人。

4) 承租人如欲退租，須提早一個月書面通知，否則按原定合約壹年時間計算租金。

5) 承租人不得改變物業用途，不得在單位內收藏違禁品及作出一切違反香港法例行為。

6) 本物業任何公共地方，承租人不得佔用、存放傢具、貨品、雜物等。

7) 承租人不得滋擾鄰居安寧或飼養寵物，倘經別戶投訴，勸喻無效，出租人有權終止合約。

8) 承租人已檢查該物業所有設備均完善良好，包括水電、門窗、星盆、坐廁、水箱及渠道暢通。租期內室內設施若有損壞由承租人負責維修，出租人只負責公共設施及外牆維修。

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9) 每月管理雜費由出租人負責支付。

10) 未經出租人同意，不得把物業作任何改動、改建、加建，否則承租人需賠償損失。經出租人同意後加建入牆間格、窗花、電器等遷出時不可拆除，維持原有齊整。

11) 承租人不得拒絕出租人在適當時間入屋檢視該樓宇狀況或進行任何修理工程。

12) 除業主所屬物品外，承租人遷出時必須把傢俬雜物全部清理，並交回全部鎖匙。若三天內不搬清或不交匙，當作放棄論，出租人有權當作廢物清理(清理費由承租人承擔)。

13) 承租人必須對租賃單位內的安全使用負全責(包括電力、冷氣機、煮食爐)，出租人不負任何責任。

14) 承租人須自投風、水、火災、盜竊及意外保險，不得因其財物遭受損失要求出租人作出任何賠償。

15) 租賃期內，如本物業因火警危樓以及一切非人力所為的天災人禍導致承租人不能在該單位內居住，本租約即自動終止作廢，承租人需無條件搬出，出租人除將按金無息退還外，無需作出任何賠償。

16) 本物業如遇到政府或發展商收購重建或清拆，業主提前兩個月通知租客，並補償壹個月租金，如租客屆時不搬，業主有權將物業內雜物當垃圾清理，不得異議。

17) 本租約一式兩份，出租人及承租人各執一份存證。

18) 雙方同意於 **2023 年 1 月 1 日** 訂立並且履行上列條約。

出租人確認及接受合約內所有條款：

BAUHINIA HOLDINGS (CHINA) LIMITED 紫荊集團(中國)有限公司

商業登記証號碼：59529520

承租人確認及接受合約內所有條款：

For and on behalf of
Hong Kong United Metaverse Limited
香港大同元宇宙有限公司

Authorized Signature(s)

商業登記証號碼：72844335

承租人支付： 見證人: 合約簽署日期： 2023 年 5 月 30 日

壹個月租金：	$30,000	租金須將租金存入業主中信賬戶號碼：018-757-1-00354700
兩個月按金：	$60,000	戶名：紫荊集團(中國)有限公司
水、電按金：	--------	
雜 費：	------	出租人簽收： BAUHINIA HOLDINGS (CHINA) LIMITED 紫荊集團(中國)有限公司
合計金額：	$90,000	交來現金/支票號碼：____________，支票收妥作實

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稅務局
印花稅署
香港九龍啟德協調道５號稅務中心１樓

電話號碼 Tel. No.: 2594 3201
傳真號碼 Fax No.: 2519 6740

INLAND REVENUE DEPARTMENT
STAMP OFFICE
1/F, Inland Revenue Centre, 5 Concorde Road,
Kai Tak, Kowloon, Hong Kong.
網址 Web site : www.ird.gov.hk
電郵 E-mail : taxsdo@ird.gov.hk

印花證明書 STAMP CERTIFICATE

此印花證明書是按《印花稅條例》發出，具有與傳統印花相等的法律地位
This stamp certificate is issued under the Stamp Duty Ordinance and has the same legal status as conventional stamp
(此證明書必須夾附於下列文書上，作為已加蓋印花的證明 • This certificate must be attached to the instrument shown below as evidence of stamping.)

文書編號 Instrument Ref. No.:	1-24-069861-0-0-3
文書性質 Nature of Instrument:	租約 Lease
文書簽立日期 Date of Instrument:	30/05/2023 (日 Day / 月 Month / 年 Year)
每月租金 Monthly Rent:	$30,000.00
年期 Term (如適用 If applicable):	由 From: 01/01/2023 至 To: 31/12/2024
物業地址 Property Address:	九龍觀塘偉業街１０８號 絲寶國際大廈 １０樓１Ａ室
有關人士姓名及身份 Name and capacity of parties:	**業主 Landlord(s):** (1) 紫荊集團（中國）有限公司 **租客 Tenant(s):** (1) 香港大同元宇宙有限公司

HONG KONG
印花 香港
$1800
STAMP DUTY PAID

茲證明上述文書已加蓋印花 / 簽註如下:
This is to certify that the above instrument is stamped / endorsed as below:

印花證明書編號 Stamp Certificate No.	: 24-1-0130111-8
加蓋印花日期 Date of Stamping	: 13/06/2023 (日Day/月Month/年Year)
已付印花稅 Stamp Duty Paid	: $1,800.00
付款方式 Payment Method	:電子付款/現金 Electronic Payment / Cash

印花稅署署長　譚大鵬
TAM Tai-pang
Collector of Stamp Revenue

I.R.C.表格第 3511 號
I.R.C. 3511

你可於 www.gov.hk/estamping 核對此證明書的真確性
You may check the authenticity of this certificate at www.gov.hk/estamping

稅務局
印花稅署
香港九龍啟德協調道５號稅務中心１樓

電話號碼 Tel. No.: 2594 3201
傳真號碼 Fax No.: 2519 6740

INLAND REVENUE DEPARTMENT
STAMP OFFICE
1/F, Inland Revenue Centre, 5 Concorde Road,
Kai Tak, Kowloon, Hong Kong.
網址 Web site : www.ird.gov.hk
電郵 E-mail : taxsdo@ird.gov.hk

印花證明書 STAMP CERTIFICATE

此印花證明書是按《印花稅條例》發出，具有與傳統印花相等的法律地位

This stamp certificate is issued under the Stamp Duty Ordinance and has the same legal status as conventional stamp

(此證明書必須夾附於下列文書上，作為已加蓋印花的證明。This certificate must be attached to the instrument shown below as evidence of stamping.)

HONG
KONG
$5
印花
香港
STAMP DUTY PAID

文書編號 Instrument Ref. No.:	1-24-069861-0-1-0
文書性質 Nature of Instrument:	租約 Lease
文書簽立日期 Date of Instrument:	30/05/2023 (日 Day / 月 Month / 年 Year)
每月租金 Monthly Rent:	$30,000.00
年期 Term (如適用 If applicable):	由 From: 01/01/2023 至 To: 31/12/2024
物業地址 Property Address:	九龍觀塘偉業街１０８號 絲寶國際大廈 １０樓１Ａ室
有關人士姓名及身份 Name and capacity of parties:	**業主 Landlord(s):** (1) 紫荊集團（中國）有限公司 **租客 Tenant(s):** (1) 香港大同元宇宙有限公司

茲證明上述文書已加蓋印花 / 簽註如下:
This is to certify that the above instrument is stamped / endorsed as below:

印花證明書編號 Stamp Certificate No.	: 24-1-0130112-1
加蓋印花日期 Date of Stamping	: 13/06/2023 (日Day/月Month/年Year)
已付印花稅 Stamp Duty Paid	: $5.00
付款方式 Payment Method	:電子付款/現金 Electronic Payment / Cash
簽註/表明 Endorsement / Denotation:	

- 複本或對應本；文書正本已加蓋印花
  Duplicate or Counterpart; Original stamped with:
  $1,800.00

印花稅署署長　譚大鵬
TAM Tai-pang
Collector of Stamp Revenue

I.R.C.表格第 3511 號
I.R.C. 3511

你可於 www.gov.hk/estamping 核對此證明書的真確性
You may check the authenticity of this certificate at www.gov.hk/estamping